Exhibit 99.1

Bread FinancialTM Announces Private Offering of Additional 9.750% Senior Notes due 2029

COLUMBUS, Ohio, Jan. 8, 2024 – Bread Financial Holdings, Inc. (NYSE: BFH) (“Bread Financial” or the “Company”) announced today that it intends to offer, subject to market and other conditions, an additional $200 million aggregate principal amount of its 9.750% Senior Notes due 2029 (the “Additional Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to use the net proceeds of the Additional Notes offering, together with cash on hand, to (i) fund the redemption of a portion of the Company’s outstanding 7.000% Senior Notes due 2026 and (ii) pay related fees, premiums and expenses.

The Additional Notes will constitute a further issuance of the Company’s 9.750% Senior Notes due 2029 in the aggregate principal amount of $600 million, which were issued on December 22, 2023 (the “Existing Notes” and together with the Additional Notes, the “Notes”). The Additional Notes will form a single series with, and have the same terms (other than the issue date and initial offering price) as, the Existing Notes.

The Notes will be guaranteed, on a full, joint and several basis, by each of the Company’s domestic subsidiaries that guarantees the Company’s obligations under its existing senior notes and its senior credit facilities. Consummation of the offering of the Additional Notes is subject to market and other conditions, and there can be no assurance that the Company will be able to successfully complete this transaction on the terms described above, or at all.

The Notes will not be registered under the Securities Act, or any state securities laws. The Notes may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements under the Securities Act and applicable state securities laws. Accordingly, the Notes will be offered only (A) to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act or (B) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

This news release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This news release shall not constitute an offer to purchase, or a redemption notice for, any of the Company’s outstanding 7.000% Senior Notes due 2026.

About Bread FinancialTM
Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive suite of payment solutions that includes private label and co-brand credit cards and Bread Pay™ buy now, pay later products. Bread Financial also offers direct-to-consumer products that give customers more access, choice and freedom through its branded Bread CashbackTM American Express® Credit Card and Bread SavingsTM products.

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Headquartered in Columbus, Ohio, Bread Financial is powered by its 7,500+ global associates and is committed to sustainable business practices.

Forward-looking Statements
This news release contains forward-looking statements, including, but not limited to, statements related to the Notes offering described above. Forward-looking statements may otherwise generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, rising interest rates, unemployment levels and the increased probability of a recession or prolonged economic slowdown, and the related impact on consumer spending behavior, payments, debt levels, savings rates and other behavior; global political, market, public health and social events or conditions, including ongoing wars and military conflicts; future credit performance of our customers, including the level of future delinquency and write-off rates; loss of, or reduction in demand for services from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of our business in U.S. consumer credit; increases or volatility in the Allowance for credit losses that may result from the application of the current expected credit loss (CECL) model; inaccuracies in the models and estimates on which we rely, including the amount of our Allowance for credit losses and our credit risk management models; increases in fraudulent activity; failure to identify, complete or successfully integrate or disaggregate business acquisitions, divestitures and other strategic initiatives; the extent to which our results are dependent upon our brand partners, including our brand partners’ financial performance and reputation, as well as the effective promotion and support of our products by brand partners; continued financial responsibility with respect to a divested business, including required equity ownership, guarantees, indemnities or other financial obligations; increases in the cost of doing business, including market interest rates; our level of indebtedness and inability to access financial or capital markets, including asset-backed securitization funding or deposits markets; restrictions that limit the ability of our subsidiary banks, Comenity Bank and Comenity Capital Bank (the “Banks”), to pay dividends to us; pending and future litigation; pending and future legislation, regulation, supervisory guidance and regulatory and legal actions including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; increases in regulatory capital requirements or other support for our Banks; impacts arising from or relating to the transition of our credit card processing services to third party service providers that we completed in 2022; failures or breaches in our operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise; loss of consumer information due to compromised physical or cyber security; any tax liability, disputes or other adverse impacts arising out of or related to the spinoff of our former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries. In addition, a final CFPB ruling is anticipated in the coming months that could place significant limits on credit card late fees; we cannot provide any assurance as to when any such rule will be issued, the provisions or effective date of any such rule, the result of any litigation relating to such rule, or our ability to mitigate or offset the impact of any such rule on our business and results of operations. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-
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looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Contacts
Brian Vereb — Investor Relations
Brian.Vereb@breadfinancial.com

Susan Haugen — Investor Relations
Susan.Haugen@breadfinancial.com

Rachel Stultz — Media
Rachel.Stultz@breadfinancial.com

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